Exhibit 10.41

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COMPANY COUNSEL THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE

COMMON STOCK

OF

LOGIC Devices Incorporated

No. 2011-1
Issue Date: September 27, 2011

This Warrant (this “Warrant”) certifies that, for value received, Dick Saunders (the “Holder”), is entitled, upon the terms and conditions of this Warrant, at any time and from time to time after the Issue Date (the “Initial Exercise Date”) until three years after the Issue Date (the “Exercise Period”), but not thereafter, to subscribe for and purchase from LOGIC Devices Incorporated, a California corporation (the “Company”), up to an aggregate of 41,667 shares (the “Warrant Shares”) of common stock, no par value per share, of the Company (the “Common Stock”). This Warrant is initially exercisable at a price of $1.25 per share, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.

As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”

  (a)          Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Initial Exercise Date and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for that number of fully paid and nonassessable shares of Common Stock as indicated on the first page of this Warrant, for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 1375 Geneva Drive, Sunnyvale, CA 94089, or at such other place as is designated in writing by the Company, of:

(i) a completed Election to Purchase, in the form set forth in Exhibit A, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;

(ii) this Warrant; and

(iii) payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.

(b)          Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise.

(c)          If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.

  The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:

        (a)          If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

        (b)          All calculations under this Section 2 shall be made to the nearest cent.

        (c)          The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but may pay the Holder an amount in cash equal to the market price of such fractional share of Common Stock on the date of exercise.

  Unless registered, the Warrant Shares issued on exercise of the Warrants shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.

  The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.

  (a)          The Company shall maintain books for the transfer and registration of this Warrant.  Upon the initial issuance of this Warrant, the Company shall issue and register this Warrant in the name of the Holder.

(b)          As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act (as defined above), to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Holder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

  (a)          The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

(b)          No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

  (a)          All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

If to the Company:

LOGIC Devices Incorporated
1375 Geneva Drive
Sunnyvale, CA 94089
Attention: William J. Volz, President and Chief Executive Officer
Fax: 408-542-5444

        If to the Holder: as set forth in the Warrant Register of the Company.

The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.

  The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by the Company and the Holder.

  All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

  The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.

  The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

  If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

  This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

  The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

  Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

[Signature page follows]

               IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the 27th day of September, 2011.

                                                                                          LOGIC Devices Incorporated

                                                                                          By:         ___________________________

                                                                                          Name:    William J. Volz

                                                                                          Title:      President and Chief Executive Officer

EXHIBIT A

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares):

Entire Warrant 

______________ Warrant Shares

ISSUE TO:           __________________________________________________________________

                              (Name)

__________________________________________________________________

(Address, including Zip Code)

__________________________________________________________________

(Social Security or Tax Identification Number)

DELIVER TO: ____________________________________________________________

                              (Name)

__________________________________________________________________

(Address, including Zip Code)

In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby tenders payment of $_______________ by (i) a certified or bank cashier’s check payable to the order of the Company ; or (ii) a wire transfer of such funds to an account designated by the Company  (check applicable box).

If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:         ______________________________________________________

(Please Print)

Address, including Zip Code:

______________________________________________________

______________________________________________________

Signature:            ______________________________        DATED:               __________, 20____

(Signature must conform in all respects to the name of the holder as specified on the face of this Warrant.)